SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): FEBRUARY 11,
     1997


                             COMSAT CORPORATION
             --------------------------------------------------
             (Exact name of Registrant as specified in Charter)


     DISTRICT OF COLUMBIA             1-4929            52-0781863
     -------------------------     ------------        --------------
     (State or other juris-        (Commission         (IRS Employer
     diction of incorporation)     File Number)        Identification
                                                       Number)


     6560 ROCK SPRING DRIVE,    BETHESDA, MD               20817
     ---------------------------------------           --------------
     (Address of principal executive offices)            Zip Code


     Registrant's telephone number, including area code   (301) 214-
     3000


                              NOT APPLICABLE.
              -----------------------------------------------
       (Former name or former address, if changed since last report).

ITEM 5.  OTHER EVENTS

     Attached to this report as Exhibit 99.1, and incorporated by reference in this item, is a Press Release of the Corporation, distributed on February 11, 1997, on the status of INTELSAT restructuring.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

    99.1                         Press Release dated February 11, 1997.

                                 SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   COMSAT CORPORATION




                                   By:  /S/ Alan Korobov
                                        ---------------
                                        Alan Korobov
                                         Controller


Date: February 11, 1997

                               EXHIBIT INDEX
                               -------------



EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------


    99.1                            Press Release dated February 11, 1997

                             EXHIBIT NO. 99.1


COMSAT CORPORATION NEWS RELEASE

FROM:     COMSAT Corporation
          6560 Rock Spring Drive
          Bethesda, MD  20817
PHONE:    301 214 3442
FAX:      301 214 7130
DATE:     February 11, 1997


FOR IMMEDIATE RELEASE
---------------------


                       COMSAT STATEMENT ON STATUS OF
                           INTELSAT RESTRUCTURING


     BETHESDA, Md. -- COMSAT Corporation commented today on the final report of the INTELSAT 2000 Working Party to be presented at the April 1997 Assembly of Parties, a meeting of the 140 governments who are members of the International Telecommunications Satellite Organization (INTELSAT).

     While the report reflects positive momentum to proceed with the restructuring of INTELSAT, it does not contain final recommendations on some important issues, including the number of satellites to be transferred to the affiliate and the level of external ownership in the new company. When the Assembly meets in April, it is expected to determine future work to be undertaken and a timetable for restructuring. Additional progress needs to be made on the issues before a final consensus proposal can emerge for review and adoption at a future INTELSAT Assembly of Parties.

     As a result of these developments, it appears that key substantive decisions may not occur until 1998. In the interim, however, COMSAT plans to continue to actively work with and support the U.S. Government in joint efforts to restructure INTELSAT.

                                  --more--

COMSAT and (graphic trademark) are the registered trademark of COMSAT
Corporation.

COMSAT Statement -- Page 2


     COMSAT Corporation (NYSE:CQ) is a global provider of international communications services and products. COMSAT World Systems is the U.S. Signatory to INTELSAT and a 19-percent owner in the system.

                                    ###

CONTACT:  Janet Dewar     Vice President, Corporate Affairs (301)214-3442
          Allen Flower    Chief Financial Officer           (301)214-3660